UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 1, 2004


                                    XOMA LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-14710                                     52-2154066
     (Commission File Number)                 (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                    94710
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code          (510) 204-7200
                                                  ------------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     As announced on March 1, 2004, XOMA Ltd. and Chiron Corporation have entered into a collaborative agreement.

     A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 7. Exhibits

1.   Press Release dated March 1, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2004               XOMA LTD.




                                    By:  /s/  Christopher J. Margolin
                                         ------------------------------------
                                         Christopher J. Margolin
                                         Vice President, General
                                         Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated March 1, 2004.